 United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2020

Isoray, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of Principal Executive Offices) (Zip Code)

(509) 375-1202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ISR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2020, Isoray, Inc. (the “Company”) entered into an Indemnification Agreement with each of Lori A. Woods, Jonathan Hunt, Mark Austin, William Cavanagh, Michael Krachon, Jennifer Streeter, Krista Cline, Philip Vitale, Alan Hoffmann, and Michael McCormick (each, an “Indemnitee”). The Indemnification Amendments, which are effective as of December 28, 2018, were entered into in light of the Company’s re-domestication from Minnesota to Delaware.

Pursuant to Indemnification Amendments, each Indemnitee is entitled to be indemnified against expenses incurred by the Indemnitee if, by reason of the Indemnitee’s status as an officer of director of the Company, the Indemnitee is, or is threatened to be made, a party to or participant in any proceeding or claim, provided the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. If the proceeding or claim is brought by or in the right of the Company, then if applicable law so provides, no indemnification against expenses will be made in respect of any claim, issue, or matter as to which the Indemnitee has been adjudged to be liable to the Company unless and to the extent that the Delaware Court of Chancery determines indemnification may be made. The Indemnification Agreements also include contribution provisions, indemnification against expenses incurred in the Indemnitee’s capacity as a witness, and requires the Company to advance expenses provided that the Indemnitee undertakes to repay such advances if it is ultimately determined that the Indemnitee is not entitled to be indemnified.

The above description is only a summary of the material terms of the Indemnification Agreements, does not purport to be a complete description of the Indemnification Agreements, and is qualified in its entirety by reference to the form of Indemnification Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2020

Isoray, Inc., a Delaware corporation

By: /s/ Lori A. Woods

       Lori A. Woods, CEO